UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2005

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

Exhibit 99.1

ITEM 2.01	COMPLETION OF ACQUISITION OF ASSETS

On March 31, 2005, Salem Communications Corporation through its wholly owned subsidiaries (“Salem”) and Univision Communications Inc. through its subsidiaries (“Univision”) completed the exchange of four radio stations and associated operating assets pursuant to an Asset Exchange Agreement and ancillary agreements entered into in September 2004. The completed transaction involved the exchange by Salem of radio station WPPN-FM (106.7 FM)(formerly WZFS-FM), Des Plaines, IL (in the Chicago market) for the following three radio stations from Univision: WIND-AM (560 AM), Chicago, IL; KKHT-FM (100.7 FM)(formerly KOBT-FM), Winnie, TX (in the Houston market); and KNIT-AM (1480 AM)(formerly KHCK-AM), Dallas, TX.

We previously reported entry into these agreements in our Current Report on Form 8-K filed on October 5, 2004.

The completion of the exchange of two additional radio stations pursuant to the agreements described in our Current Report on Form 8-K filed on October 5, 2004 remains pending. These two additional stations, KSFS-FM (94.3 FM)(formerly KOSL-FM), serving Sacramento, CA and currently owned by Univision, and KVVZ-FM (100.7 FM)(formerly KSFB-FM), serving San Francisco, CA and currently owned by Salem, are operated by the acquiring entity pursuant to local marketing agreements. It is anticipated that the exchange of these radio stations will be completed during the second quarter of 2005.

The exchange transactions for the six radio stations will be completed pursuant to a tax-deferred, like-kind exchange under Section 1031 of the Internal Revenue Code and Treasury Regulations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description

10.1

Asset Exchange Agreement by and among Univision Radio Illinois, Inc., Univision Radio Broadcasting Texas, L.P., Tichenor License Corporation, KMRT-AM License Corporation and Salem Media of Illinois, LLC, dated as of September 29, 2004 (filed as Exhibit 99.2 to Salem Communications Corporation’s Current Report on Form 8-K filed on October 5, 2004, and incorporated herein by this reference)

10.2

Real Estate Purchase Agreement by and among Univision Radio Broadcasting Texas, L.P. and Salem Radio Properties, Inc. dated as of September 29, 2004 (filed as Exhibit 99.2 to Salem Communications Corporation’s Current Report on Form 8-K filed on October 5, 2004, and incorporated herein by this reference)

10.3

Real Estate Purchase Agreement by and among Univision Radio Illinois, Inc. and Salem Radio Properties, Inc. dated as of September 29, 2004 (filed as Exhibit 99.2 to Salem Communications Corporation’s Current Report on Form 8-K filed on October 5, 2004, and incorporated herein by this reference)

99.1	Press release dated April 6, 2005, issued by Salem Communications Corporation to announce completion of the exchange of four radio stations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: April 6, 2005
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 6, 2005, issued by Salem Communications Corporation to announce completion of the exchange of four radio stations

EXHIBIT 99.1

For Immediate Release	Contact: Denise Davis
(805) 384-4508
DeniseD@salem.cc

CAMARILLO, Calif. –April 6, 2005—Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on Christian and family-themed programming, announced today that it has completed the exchange of radio stations in Chicago, Houston and Dallas effective March 31, which are part of the previously announced exchange with Univision Communications Inc.

The completed transaction involves the exchange by Salem of radio station

WPPN (106.7 FM), serving Chicago, for the following three radio stations from Univision: WIND (560 AM) Chicago, KKHT (100.7 FM), serving Houston, and KNIT (1480 AM), Dallas.

KSFS (94.3 FM), serving Sacramento, CA, and KVVZ (100.7 FM), serving San Francisco, CA, continue to operate under local marketing agreements. It is anticipated that the exchange of these radio stations will be completed during the second quarter of 2005.

Salem Communications Corporation (Nasdaq:SALM), headquartered in Camarillo, CA, is the leading U.S. radio broadcaster focused on Christian and family-themed programming. Upon the close of all announced transactions, the company will own 106 radio stations, including 68 stations in 24 of the top 25 markets. In addition to its radio properties, Salem owns Salem Radio Network(R), which syndicates talk, news and music programming to approximately 1,900 affiliates; Salem Radio Representatives(TM), a national radio advertising sales force; Salem Web Network(TM), a leading Internet provider of Christian content and online streaming; and Salem Publishing(TM), a leading publisher of Christian themed magazines. Information may be accessed at the company's website, www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including, but not limited to, the ability of Salem to close and integrate announced transactions, market acceptance of recently launched music formats, competition in the radio broadcast, Internet and publishing industries and from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

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